EXHIBIT 99.1

   Accrued Interest Date:                             Collection Period Ending:
   26-Apr-04                                                         30-Apr-04

   Distribution Date:        BMW Vehicle Owner Trust 2002-A           Period #
   25-May-04                 ------------------------------                 24

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

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   Balances
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                                                                 Initial        Period End
     Receivables                                             $1,401,763,032   $429,490,771
     Reserve Account                                            $14,017,630    $10,513,223
     Yield Supplement Overcollateralization                      $6,397,885     $2,122,423
     Class A-1 Notes                                           $311,000,000             $0
     Class A-2 Notes                                           $358,426,000             $0
     Class A-3 Notes                                           $446,779,000   $148,208,201
     Class A-4 Notes                                           $251,253,000   $251,253,000
     Class B Notes                                              $27,907,000    $27,907,000

   Current Collection Period
   ------------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                         $458,586,599
     Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                       $15,930,627
          Receipts of Pre-Paid Principal                        $12,612,457
          Liquidation Proceeds                                     $288,638
          Principal Balance Allocable to Gross Charge-offs         $264,107
       Total Receipts of Principal                              $29,095,828

       Interest Distribution Amount
          Receipts of Interest                                   $2,190,025
          Servicer Advances                                              $0
          Reimbursement of Previous Servicer Advances              ($64,666)
          Accrued Interest on Purchased Receivables                      $0
          Recoveries                                                $49,856
          Net Investment Earnings                                    $7,157
       Total Receipts of Interest                                $2,182,373

       Release from Reserve Account                                      $0

     Total Distribution Amount                                  $31,014,095

     Ending Receivables Outstanding                            $429,490,771

   Servicer Advance Amounts
   ------------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Servicer Advance     $2,216,758
     Current Period Servicer Advance                                     $0
     Current Reimbursement of Previous Servicer Advance            ($64,666)
     Ending Period Unreimbursed Previous Servicer Advance        $2,152,093

   Collection Account
   ------------------------------------------------------------------------------------------------

     Deposits to Collection Account                             $31,014,095
     Withdrawals from Collection Account
       Servicing Fees                                              $382,155
       Class A Noteholder Interest Distribution                  $1,494,863
       First Priority Principal Distribution                             $0
       Class B Noteholder Interest Distribution                    $112,791
       Regular Principal Distribution                           $28,962,000
       Reserve Account Deposit                                           $0
       Unpaid Trustee Fees                                               $0
       Excess Funds Released to Depositor                           $62,286
     Total Distributions from Collection Account                $31,014,095


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   Excess Funds Released to the Depositor
   --------------------------------------------------------------------------------------------------------------------
       Release from Reserve Account                                      $0
       Release from Collection Account                              $62,286
     Total Excess Funds Released to the Depositor                   $62,286

   Note Distribution Account
   --------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account               $30,569,653
     Amount Deposited from the Reserve Account                           $0
     Amount Paid to Noteholders                                 $30,569,653

   Distributions
   --------------------------------------------------------------------------------------------------------------------


     Monthly Principal Distributable Amount                     Current Payment   Ending Balance  Per $1,000     Factor
     Class A-1 Notes                                                     $0                 $0       $0.00       0.00%
     Class A-2 Notes                                                     $0                 $0       $0.00       0.00%
     Class A-3 Notes                                            $28,962,000       $148,208,201      $64.82      33.17%
     Class A-4 Notes                                                     $0       $251,253,000       $0.00     100.00%
     Class B Notes                                                       $0        $27,907,000       $0.00     100.00%

     Interest Distributable Amount                               Current Payment     Per $1,000
     Class A-1 Notes                                                     $0              $0.00
     Class A-2 Notes                                                     $0              $0.00
     Class A-3 Notes                                               $561,039              $1.26
     Class A-4 Notes                                               $933,824              $3.72
     Class B Notes                                                 $112,791              $4.04



   Carryover Shortfalls
   --------------------------------------------------------------------------------------------------------------------

                                                                     Prior Period        Current
                                                                      Carryover          Payment      Per $1,000
     Class A-1 Interest Carryover Shortfall                              $0                 $0             $0
     Class A-2 Interest Carryover Shortfall                              $0                 $0             $0
     Class A-3 Interest Carryover Shortfall                              $0                 $0             $0
     Class A-4 Interest Carryover Shortfall                              $0                 $0             $0
     Class B Interest Carryover Shortfall                                $0                 $0             $0


   Receivables Data
   --------------------------------------------------------------------------------------------------------------------

                                                             Beginning Period   Ending Period
     Number of Contracts                                             31,593       30,485
     Weighted Average Remaining Term                                  30.55        29.64
     Weighted Average Annual Percentage Rate                          6.35%        6.34%

     Delinquencies Aging Profile End of Period                 Dollar Amount   Percentage
       Current                                                 $388,983,934       90.57%
       1-29 days                                                $33,193,773        7.73%
       30-59 days                                                $5,759,675        1.34%
       60-89 days                                                  $930,220        0.22%
       90-119 days                                                 $300,426        0.07%
       120+ days                                                   $322,743        0.08%
       Total                                                   $429,490,771      100.00%
       Delinquent Receivables +30 days past due                  $7,313,064        1.70%


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     Write-offs
       Gross Principal Write-Offs for Current Period               $264,107
       Recoveries for Current Period                                $49,856
       Net Write-Offs for Current Period                           $214,250

       Cumulative Realized Losses                                $6,296,606


     Repossessions                                              Dollar Amount       Units
       Beginning Period Repossessed Receivables Balance            $770,394          40
       Ending Period Repossessed Receivables Balance               $824,698          44
       Principal Balance of 90+ Day Repossessed Vehicles            $48,012           4



   Yield Supplement Overcollateralization
   --------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                            $2,256,251
     Beginning Period Amount                                     $2,256,251
     Ending Period Required Amount                               $2,122,423
     Current Period Release                                        $133,828
     Ending Period Amount                                        $2,122,423
     Next Distribution Date Required Amount                      $1,992,678

   Reserve Account
   --------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                           $10,513,223
     Beginning Period Amount                                    $10,513,223
     Net Investment Earnings                                         $7,157
     Current Period Deposit                                              $0
     Current Period Release to Collection Account                        $0
     Current Period Release to Depositor                                 $0
     Ending Period Required Amount                              $10,513,223
     Ending Period Amount                                       $10,513,223

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